Prospectus Supplement	March 9, 2009

THE PUTNAM FUND FOR GROWTH AND INCOME - Prospectus dated February 28, 2009

The section What are the fund's main investment strategies and related risks? is revised to state the following:

»Portfolio transactions and portfolio turnover rate. The fund's daily transactions on stock exchanges, commodities markets and futures markets involve costs that are reflected in the fund's total return but not in the Total Annual Fund Operating Expenses. For example, the fund paid $8,766,590 in brokerage commissions during the last fiscal year, representing 0.09% of the fund's average net assets. Of this amount, $2,704,759, representing less than 0.03% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam Management's brokerage selection procedures is included in the SAI.

Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class A shares results in a "combined cost ratio" of 1.09% of the fund's average net assets for class A shares for the last fiscal year.

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